EXHIBIT 32

                           Section 1350 Certification


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of LMI Aerospace, Inc., a Missouri corporation (the "Company"), does hereby certify that, to the best of their knowledge:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 13, 2003                 /s/ Ronald S. Saks
                                        ---------------------------------------
                                        Ronald S. Saks
                                        Chief Executive Officer and President


Date: November 13, 2003                 /s/ Lawrence E. Dickinson
                                        ---------------------------------------
                                        Lawrence E. Dickinson
                                        Chief Financial Officer and Secretary



A signed original of this written statement required by Section 906 has been provided to LMI Aerospace, Inc. and will be retained by LMI Aerospace, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.